Exhibit 10.49

          SUPPLEMENTAL INDENTURE, dated as of April 17, 1997, by and between Triton Energy Corporation, a Delaware corporation (the "TEL"), Triton Energy Limited, a Cayman Islands company ("TEL", and together with TEC, the "Companies"), as Guarantor, and The Chase Manhattan Bank, as trustee (the "Trustee").

                            W I T N E S S E T H :

          WHEREAS, the Companies and the Trustee have heretofore executed and delivered an Indenture, dated as of November 13, 1992, as amended and restated as of July 1, 1993 and March 25, 1996 (the "Indenture"), providing for the issuance of Senior Subordinated Discount Notes due 1997 (the "Securities") of TEC;

          WHEREAS, there is currently outstanding under the Indenture approximately $210 million aggregate principal amount of the Securities;

          WHEREAS, Section 9.02 of the Indenture provides that the Companies and the Trustee may, with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Securities, enter into a supplemental indenture for the purpose of amending the Indenture;

          WHEREAS, the Companies have offered to purchase for cash any and all of the outstanding Securities upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated April 3, 1997, as the same may be amended, supplemented or modified (the "Offer");

          WHEREAS, the Offer is conditioned upon, among other things, certain proposed amendments to the Indenture (the "Proposed Amendments") having been approved by a majority in aggregate principal amount of the outstanding Securities (and a supplemental indenture in respect thereof having been executed and delivered) with the effectiveness of such Proposed Amendments with respect to the Securities being subject only to the acceptance for payment by the Companies of the Securities representing a majority in aggregate principal amount at maturity of the outstanding Securities pursuant to the Offer (the "Acceptance");

          WHEREAS, the Companies have received and delivered to the Trustee the requisite consents to effect the Proposed Amendments under the Indenture;

          WHEREAS, each of TEC and TEL has been authorized by a resolution of its Board of Directors to enter into this Supplemental Indenture; and

          WHEREAS, all other acts and proceedings required by law, by the Indenture and by the certificate of incorporation and by-laws of TEC and the memorandum and articles of association of TEL to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Securities, the Companies and the Trustee hereby agree as follows:

                                 ARTICLE ONE

Section  1.01.          Definitions.

          Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                                 ARTICLE TWO

Section 2.01. Amendment of Section 1.01. Effective upon, and subject only to, the Acceptance, the provisions of Section 1.01 of the Indenture are amended by deleting the following definitions: "Acquired Indebtedness"; "Asset Sale"; "Average Quoted Price"; "Consolidated Net Income"; "Consolidated Net Worth"; "Currency Agreement"; "Intercompany Agreement"; "Investment"; "Permitted Indebtedness"; "Permitted Investments"; and "Quoted Price".

Section 2.02 Amendment of Section 5.01. Effective upon, and subject only to, the Acceptance, the provisions of Section 5.01 of the Indenture are amended by deleting the text of clause (c) thereto in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.03. Amendment of Section 8.01. Effective upon, and subject only to, the Acceptance, the provisions of Section 8.01 of the Indenture are amended by:

    (a) deleting the text of clause (3) thereto in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]"; and

    (b) deleting the text of clause (4) thereto in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.04. Amendment of Section 10.07. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.07 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

     Section 2.05. Amendment of Section 10.08. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.08 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.06. Amendment of Section 10.09. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.09 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

     Section 2.07. Amendment of Section 10.10. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.10 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.08. Amendment of Section 10.11. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.11 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.09. Amendment of Section 10.12. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.12 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.10. Amendment of Section 10.15. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.15 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.11. Amendment of Section 10.16. Effective upon, and subject only to, the Acceptance, the provisions of Section 10.16 of the Indenture are amended by deleting the text of clause (a) of such Section in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

Section 2.12 Amendment to Section 12.04. Effective upon, and subject only to, the Acceptance, the provisions of Section 12.04 of the Indenture are amended by deleting the text of clause (3) thereto in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".


                                     ARTICLE THREE

Section  3.01.          Continuing  Effect  of  Indenture.

          Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Securities outstanding thereunder shall remain in full force and effect.


Section  3.02.          Construction  of  Supplemental  Indenture.

          The Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.


Section  3.03.          Trust  Indenture  Act  Controls.

          If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Supplemental Indenture is executed, the provision required by said Act shall control.


Section  3.04.          Trustee  Disclaimer.

          The recitals contained in this Supplemental Indenture shall be taken as the statements of the Companies, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.


Section  3.05.          Counterparts.

          This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                TRITON  ENERGY  LIMITED,  as  Guarantor


                                   By: /s/
                                       Name:
                                   Title:

                              TRITON ENERGY CORPORATION, as
                                   Issuer


                                   By: /s/
                                   Name:
                                   Title:


                              THE CHASE MANHATTAN BANK, as
                                 Trustee


                                   By: /s/
                                   Name:
                                   Title:

STATE  OF  ________      )
                         )          SS.:
COUNTY  OF  _______      )


          On the 17th day of April, 1997, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he/she is _____________________ of Triton Energy Limited, the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by like authority.



                              __________________________________
                              Notary  Public,  State  of  __________



STATE  OF  ___________        )
                              )          SS.:
COUNTY  OF  ___________       )


          On the 17th day of April, 1997, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he/she is _____________________ of Triton Energy Corporation, a corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by like authority.



                              __________________________________
                              Notary  Public,  State  of  __________


STATE  OF  ___________        )
                              )          SS.:
COUNTY  OF  ___________       )


          On the 17th day of April, 1997, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he/she is _____________________ of The Chase Manhattan Bank, a corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by like authority.


                              __________________________________
                              Notary  Public,  State  of  __________